                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            May 7, 2002
                                                      --------------------------

                             Teton Petroleum Company
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             (Exact name of registrant as specified in its charter)

      Delaware                      000-31170                    1482290
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   (State or other           (Commission File No.)           (IRS Employer
    jurisdiction of           Identification No.)            incorporation)

      P.O. Box 774327, Steamboat Springs, CO                       80477
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code            (970) 870-1417
                                                         -----------------------

          (Former name or former address, if changed since last report)

ITEM 8 - CHANGE IN FISCAL YEAR

On May 7, 2002,  the board of directors of Teton  Petroleum  Company  approved a change in fiscal year end from  December 31 to March 31,  effective  as of March
31,  2002.  Teton  will file a report on Form  10-QSB  covering  the  transition period, January 1, 2002 through March 31, 2002, on or before June 21, 2002.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    TETON PETROLEUM COMPANY

Date: May 9, 2002                   By:   /s/ H. Howard Cooper
                                       -----------------------------------------
                                          H. Howard Cooper
                                          Chief Executive Officer

Date: May 9, 2002                   By:   /s/ Thomas F. Conroy
                                       -----------------------------------------
                                          Thomas F. Conroy
                                          Chief Financial Officer
                                          (principal financial officer)